UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 5, 2017
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR §230.405) or Rule 12b-2 of the Exchange Act (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 5, 2017, Raymond James Financial, Inc. (the “Company”) entered into the Second Amendment to Credit Agreement (the “Second Amendment”) with respect to its existing unsecured Credit Agreement, dated as of August 6, 2015 (the “Credit Agreement”), among the Company and a syndicate of lenders led by Bank of America, N.A. and Regions Bank.

The Second Amendment amends the Credit Agreement to extend the maturity date for any borrowings under the Credit Agreement to May 5, 2022.

The above summary of the Second Amendment is not complete and is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, as well as the complete text of the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K, dated August 6, 2015, and filed with the U.S. Securities and Exchange Commission on August 10, 2015, and the complete text of the First Amendment to Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K, dated June 8, 2016, and filed with the U.S. Securities and Exchange Commission on June 9, 2016.

Item 7.01 Regulation FD Disclosure

The Company issued a press release announcing entry into the Second Amendment on May 5, 2017. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information provided pursuant to this Item 7.01, including any exhibits hereto, is being "furnished" and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibit in this particular report is incorporated by reference).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

10.1 Second Amendment to Credit Agreement, dated as of May 5, 2017, among Raymond James
Financial, Inc., the Lenders party thereto and Bank of America, N.A.

99.1 Press release, dated May 5, 2017, issued by Raymond James Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date:	May 5, 2017	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President - Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement, dated as of May 5, 2017, among Raymond James Financial, Inc., the Lenders party thereto and Bank of America, N.A.
99.1	Press release, dated May 5, 2017, issued by Raymond James Financial, Inc.